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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-27203) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 71


                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 72



                             VANGUARD EXPLORER FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:
          ON JANUARY 31, 2003, PURSUANT TO PARAGRAPH (B) OF RULE 485.



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

VANGUARD(R) EXPLORER/TM/ FUND


            Investor Shares & Admiral(TM) Shares . January 31, 2003



This prospectus
contains financial data for the Fund through the fiscal year ended October 31, 2002.


[GRAPHIC]

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                              THE VANGUARD GROUP

VANGUARD EXPLORER FUND
Investor Shares and Admiral Shares
Prospectus


January 31, 2003


A Small-Company Growth Stock Mutual Fund



--------------------------------------------------------------------------------
CONTENTS

  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  5 MORE ON THE FUND
  10 THE FUND AND VANGUARD
  10 INVESTMENT ADVISERS
  12 DIVIDENDS, CAPITAL GAINS, AND TAXES
  14 SHARE PRICE
  14 FINANCIAL HIGHLIGHTS
 17 INVESTING WITH VANGUARD
   17 Buying Shares
   19 Converting Shares
   20 Redeeming Shares
   22 Exchanging Shares
   23 Other Rules You Should Know
   25 Fund and Account Updates
   26 Contacting Vanguard


 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW
 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

-    SIMPLE  IRAs and  403(b)(7)  custodial  accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1
FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have market values between $500 million and $2.5 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. Also, these companies often provide little or no dividend income.The Fund uses five investment advisers to manage its portfolio.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
[BAR CHART]
                1993        15.41%
                1994         0.54
                1995        26.60
                1996        14.04
                1997        14.57
                1998         3.52
                1999        37.26
                2000         9.22
                2001         0.56
                2002       -24.58
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 29.99% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.73% (quarter ended September 30, 2001).

     The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should keep in mind that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.

In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2002
                                           1 YEAR       5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD EXPLORER FUND INVESTOR SHARES
 Return Before Taxes                       -24.58%         3.31%         8.49%
 Return After Taxes on Distributions       -24.58          1.25          6.18
 Return After Taxes on Distributions       -15.09          2.18          6.31
  and Sale of Fund Shares
VANGUARD EXPLORER FUND ADMIRAL SHARES*
 Return Before Taxes                       -24.50%           --            --

RUSSELL 2000 GROWTH INDEX (reflects        -30.26%        -6.59%         2.62%
 no deduction for fees, expenses, or
 taxes)
RUSSELL 2500 GROWTH INDEX**
 (reflects no deduction for fees,          -29.09         -3.19          5.20
 expenses, or taxes)
-------------------------------------------------------------------------------
*Average annual total return from November 12,  2001--the  inception date of the
Admiral  Shares--through  December 31, 2002, were -13.61% for Vanguard  Explorer
Fund Admiral Shares;  -19.89% for the Russell 2000 Growth Index;  and 19.40% for
the Russell 2500 Growth Index.
**The Fund has changed its official benchmark from the Russell 2000 Growth Index to the Russell 2500 Growth Index.  The new benchmark is more consistent with the universe of stocks used by active small-company portfolio managers.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.



                                                         INVESTOR        ADMIRAL
                                                           SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                    None           None
Purchase Fee:                                                None           None
Sales Charge (Load) Imposed on Reinvested                    None           None
Redemption Fee:                                              None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                        0.68%          0.60%
12b-1 Distribution Fee:                                      None           None

Other Expenses:                                             0.02%          0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES:                       0.70%          0.61%

3
The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $72      $224      $390      $871
Admiral Shares         62       195       340       762
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratios in fiscal year 2002 were as follows: for Investor Shares, 0.70%, or $7.00 per $1,000 of average net assets; for Admiral Shares, 0.61%, or $6.10 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 2001 of 1.65%, or $16.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS         MINIMUM INITIAL INVESTMENT
Distributed annually in December    Investor Shares--$3,000; $1,000 for IRAs and
                                    most custodial accounts for minors
INVESTMENT ADVISERS                 Admiral Shares--$250,000

-Granahan Investment Management,    CONVERSION FEATURES
 Inc., Waltham, Mass., since        Investor Shares--May be converted to
 1990                               Admiral Shares if you meet certain account
-Wellington Management Company,     balance and tenure requirements
 LLP, Boston, Mass., since          Admiral Shares--Will be converted to
 inception                          Investor Shares if you are no longer
-The Vanguard Group, Valley         eligible for Admiral Shares
 Forge, Pa.,
 since 1997                         NEWSPAPER ABBREVIATION
-Grantham, Mayo, Van Otterloo &     Investor Shares--Explr
 Co. LLC, Boston, Mass., since      Admiral Shares--ExplrAdml
 2000
-Chartwell Investment Partners,     VANGUARD FUND NUMBER
 Berwyn, Pa., since 1997            Investor Shares--24
                                    Admiral Shares--5024
INCEPTION DATE
Investor Shares--December 11,       CUSIP NUMBER
1967                                Investor Shares--921926101
Admiral Shares--November 12,        Admiral Shares--921926200
2001
                                    TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES)      Investor Shares--VEXPX
AS OF                               Admiral Shares--VEXRX
OCTOBER 31, 2002
$3.7 billion

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

5
MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds generally emphasize stocks whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------




MARKET EXPOSURE


The Fund focuses on companies with market capitalizations between $500 million and $3.5 billion, which are considered small-cap by the Fund's investment advisers. However, the advisers will occasionally select stocks with higher market values. Small-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small-cap companies more sensitive to changing economic conditions. In addition, these companies typically provide little or no dividend income.

     Because it invests mainly in stocks, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              MARKET CAPITALIZATION

Stocks of publicly traded companies are often classified according to market value, or market capitalization. In the same way, stock funds are considered to be large-cap, mid-cap, or small-cap funds based on the market capitalization of the companies in which they predominantly invest. Knowing the market-capitalization range targeted by a fund will help you to compare the fund with other funds and to decide how it might fit into your investment program. It's important to understand that, for both companies and stock funds, market capitalization changes over time. Also, interpretations of size vary, and there is no "official" definition of the boundaries of large-, mid-, and small-cap. When evaluating particular stock funds, be sure to consider each fund's approach to market-cap boundaries.
--------------------------------------------------------------------------------




[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2002)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%    17.8%
Worst                -43.1    -12.4      -0.8      3.1
Average               12.2     10.9      11.2     11.4
----------------------------------------------------------




     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Keep in mind that the Fund focuses on the stocks of smaller companies. Historically, small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This volatility is due to several factors, including less-certain growth and dividend prospects for smaller companies.


[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

7

SECURITY SELECTION

Vanguard Explorer Fund employs five investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, or the stock market and economy in general.
     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     GRANAHAN INVESTMENT MANAGEMENT, INC. (Granahan), which managed about 33% of the Fund's assets as of October 31, 2002, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special value," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 40% to 70% of the adviser's share of Fund assets, with the other two categories generally at 15% to 30% each.
     WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), which managed about 24% of the Fund's assets as of October 31, 2002, uses research and analysis of individual companies to select stocks that the adviser feels have exceptional growth potential relative to their valuations in the marketplace. Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison with the adviser's expectations for growth. To help limit risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     THE VANGUARD GROUP (Vanguard), which managed about 16% of the Fund's assets as of October 31, 2002, constructs a broadly diversified portfolio of small-cap domestic growth stocks based on the adviser's assessment of the relative return potential of the underlying securities. The adviser selects securities that it believes offer a good balance between reasonable valuations and attractive earnings growth prospects relative to their peers. Vanguard implements its stock selection process through the use of proprietary software programs that allow comparisons to be made among hundreds of securities at a time. The resulting portfolio is "optimized" to be as neutral as possible to sector and market-capitalization weights relative to the Fund's target benchmark (the Russell 2500 Growth Index).
     GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC (GMO), which managed about 19% of the Fund's assets as of October 31, 2002, uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including earnings revision, which selects companies that are likely to experience positive earnings surprises; intrinsic value, which seeks to find high quality growth companies that are selling below their intrinsic value; and, finally, recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

     CHARTWELL INVESTMENT PARTNERS (Chartwell), which managed about 8% of the Fund's assets as of October 31, 2002, uses a research-driven process to choose stocks judged to have exceptional growth potential and reasonable prices. After considering each stock individually before purchase, Chartwell constantly monitors the characteristics of its holdings as a group by using computerized techniques.

     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and
(2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets. Vanguard typically invests a small portion of the Fund's assets in stock futures and/or shares of exchange-traded funds, including VIPER(R) Shares issued by any Vanguard stock index fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded from the calculation of asset-based cost allocations in determining the expense ratio for the Fund.

     The reasons for which the Fund may invest in futures or exchange-traded fund shares include:

- To achieve performance similar to that of common stocks while maintaining flexibility to meet the liquidity needs of the Fund.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

9

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------



     The Fund may invest up to 15% of its net assets in restricted securities with limited marketability or in other illiquid securities.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2002, the average turnover rate for all small growth funds was approximately 130%, according to Morningstar, Inc.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISERS


The Fund uses a multimanager approach. Each adviser independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.
- Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02451, is an investment advisory firm founded in 1985. As of October 31, 2002, Granahan managed about $2 billion in assets.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of October 31, 2002, Wellington Management managed about $293 billion in assets.
- The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the Fund through its Quantitative Equity Group. As of October 31, 2002, Vanguard served as adviser for about $398 billion in assets.

11

- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of October 31, 2002, GMO managed about $24 billion in assets.
- Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of October 31, 2002, Chartwell managed about $4 billion in assets.
     The Fund pays four of its investment advisers--Granahan, Wellington Management, GMO, and Chartwell--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the period. In addition, the quarterly fees paid to each adviser are increased or decreased based on the adviser's performance in comparison with a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period.

     Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated. The Fund pays no advisory fees to Vanguard, because Vanguard provides services to the Fund on an at-cost basis.

     For the fiscal year ended October 31, 2002, the advisory fees and expenses represented an effective annual rate of 0.20%of the Fund's average net assets before a performance- based increase of 0.07%. The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisers. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as brokerage or research services provided to the advisers.

     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

 The managers primarily responsible for overseeing the Fund's investments are:

JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Fund since 1990. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management. He has worked in investment management with Wellington Management since 1986 and has managed the Fund since 1994. Education: B.A. and M.B.A., Stanford University.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
 Education: A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1987 and has managed the Fund since 2000.
Education: B.S., University of Massachusetts.

EDWARD N. ANTOIAN, CFA, Partner and one of the Founders of Chartwell in 1997. He has managed equity funds since 1984 and has managed the Fund since 1997.
Education:   B.S.,  State  University  of  New  York;   M.B.A.,   University  of
Pennsylvania.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

13
BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
-    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

                                                                              14
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

15

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2002 with a net asset value (price) of $51.91 per share. During the year, each Investor Share had negative investment income of $0.005 per share (because expenses were greater than interest and dividend income). There was a decline of $7.20 per share in the value of investments held or sold by the Fund, resulting in a net decline of $7.205 per share from investment operations.

Shareholders received $0.105 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $44.60, reflecting losses of $7.205 per share and distributions of $0.105 per share. This was a decrease of $7.31 per share (from $51.91 at the beginning of the year to $44.60 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -13.93% for the year.

As of October 31, 2002, the Investor Shares had $3.4 billion in net assets. For the year, the expense ratio was 0.70% ($7.00 per $1,000 of net assets), and the net investment loss amounted to 0.01% of average net assets. The Fund sold and replaced securities valued at 69% of its net assets.
--------------------------------------------------------------------------------



EXPLORER FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2002     2001     2000     1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $51.91   $77.28   $61.49   $49.60    $62.31
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (.005)     .15      .25      .21       .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (7.200)  (11.36)   23.80    12.18     (6.82)
----------------------------------------------------------------------------------------------
    Total from Investment Operations              (7.205)  (11.21)   24.05    12.39     (6.61)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.105)    (.25)    (.23)    (.20)     (.25)
  Distributions from Realized Capital Gains           --   (13.91)   (8.03)    (.30)    (5.85)
----------------------------------------------------------------------------------------------
    Total Distributions                            (.105)  (14.16)   (8.26)    (.50)    (6.10)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $44.60   $51.91   $77.28   $61.49    $49.60
==============================================================================================

TOTAL RETURN                                     -13.93%  -16.22%   42.56%   25.14%   -11.22%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $3,432   $3,996   $4,566   $2,484    $2,196
  Ratio of Total Expenses to Average Net Assets    0.70%    0.72%    0.71%    0.74%     0.62%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                           (0.01%)    0.24%    0.36%    0.36%     0.37%
  Turnover Rate                                     69%      77%     123%      79%       72%
==============================================================================================

EXPLORER FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                              NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     OCT. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .035
  Net Realized and Unrealized Gain (Loss) on Investments                 (8.498)
--------------------------------------------------------------------------------
    Total from Investment Operations                                     (8.463)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.107)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.107)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $41.43
================================================================================

TOTAL RETURN                                                            -16.98%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $293
  Ratio of Total Expenses to Average Net Assets                         0.61%**
  Ratio of Net Investment Income to Average Net Assets                  0.13%**
  Turnover Rate                                                           69%
================================================================================
 *Inception.
**Annualized.

17

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, Investing Made Easy, provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail, exchange, or Fund Express; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail, exchange, or Fund Express; $1,000 by wire.

HOW TO BUY SHARES
ONLINE: You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY FUND EXPRESS/(R)/ (AUTOMATIC OR SPECIAL PURCHASES): You can purchase shares by electronically transferring money from a previously designated bank account. To establish this option, you must complete a special form or the appropriate section of your account registration.

YOUR PURCHASE PRICE
ONLINE, BY CHECK, BY EXCHANGE, OR BY WIRE: You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds (except money market funds), purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchases received after that time receive a trade date of the first business day following the date of receipt. For money market funds, the trade date depends on the method of payment for the purchase.
BY FUND EXPRESS: For all Vanguard funds, Fund Express instructions received at Vanguard before the close of regular trading on the Exchange will result in a purchase that occurs on and receives a trade date of the next business day (two business days later for money market funds).

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has

19
been initiated and a confirmation number has been assigned (if applicable). ^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES

THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES

If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

                                                                          20
REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY FUND EXPRESS: If you've established the Fund Express option on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. The Fund Express option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^FUND EXPRESS REDEMPTIONS. Proceeds of shares redeemed by Fund Express will be credited to your bank account two business days after your trade date.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. A $5 fee applies to wire redemptions under $5,000. MONEY MARKET FUNDS: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the

21
redemption proceeds will leave Vanguard by the close of business on the following business day.
BOND FUNDS: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

                                                                          22
EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, these limits generally are as follows:
- No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)
- No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
"Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
- Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

23
OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
-    Ten-digit account number.
-    Complete owner name and address.
-    Primary Social Security or employer identification number.
-    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

                                                                          24
WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars, shares, or percent).
-    Authorized signatures, as registered on the account.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner, Vanguard will accept telephone or written instructions from any owner unless all owners specifically instruct us otherwise.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

25
LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard/(R)/ STAR(TM) Fund). The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS
We will send you a statement confirming the trade date and amount of your transaction when you buy, sell, or exchange shares.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Explorer Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund: n Performance assessments with comparisons to industry benchmarks.
-    Reports from the advisers.
-    Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address,

                                                                          26
we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically, if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD

ONLINE

VANGUARD.COM
- Your best source of Vanguard news n For fund, account, and service information
- For most account transactions n For literature requests n 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire n Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

27
REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard Explorer Fund--24 (Investor Shares) or 5024 (Admiral Shares).




The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Fund Express, Fund Express, Vanguard Tele-Account, Tele-Account, STAR, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK

The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                              THE VANGUARD GROUP

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Explorer Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.




                                                   Fund's Investment Company Act
                                                           file number: 811-1530

                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P024 012003

VANGUARD(R) EXPLORER/TM/ FUND

Investor  Shares for Participants . January 31, 2003



This prospectus
contains financial data for the Fund through the fiscal year ended October 31, 2002.


[GRAPHIC]

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                              THE VANGUARD GROUP

VANGUARD EXPLORER FUND
Investor Shares
Participant Prospectus


January 31, 2003


A Small-Company Growth Stock Mutual Fund


--------------------------------------------------------------------------------
CONTENTS
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  9 THE FUND AND VANGUARD
 10 INVESTMENT ADVISERS
 12 DIVIDENDS, CAPITAL GAINS, AND TAXES
 13 SHARE PRICE
 13 FINANCIAL HIGHLIGHTS
 15 INVESTING WITH VANGUARD
 16 ACCESSING FUND INFORMATION
  BY COMPUTER

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Fund's  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have market values between $500 million and $2.5 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. Also, these companies often provide little or no dividend income. The Fund used five investment advisers to manage its portfolio.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
[BAR CHART]
                1993        15.41%
                1994         0.54
                1995        26.60
                1996        14.04
                1997        14.57
                1998         3.52
                1999        37.26
                2000         9.22
                2001         0.56
                2002       -24.58
      ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 29.99% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.73% (quarter ended September 30, 2001).

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                          1 YEAR     5 YEARS        10 YEARS
--------------------------------------------------------------------------------
VANGUARD EXPLORER FUND INVESTOR SHARES    -24.58        3.31%           8.49%
Russell 2000 Growth Index                 -30.26       -6.59            2.62
Russell 2500 Growth  Index*               -29.09       -3.19            5.20
-------------------------------------------------------------------------------
*The Fund has changed its official benchmark from the Russell 2000 Growth Index to the Russell 2500 Growth Index. The new benchmark is more consistent with the universe of stocks used by active small-company portfolio managers.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Inves tor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.68%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.70%



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $72      $224      $390      $871
---------------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratios in fiscal year 2002 were as follows: for Investor Shares, 0.70%, or $7.00 per $1,000 of average net assets; for Admiral Shares, 0.61%, or $6.10 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 2001 of 1.65%, or $16.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 INCEPTION DATE
Distributed annually in December            December 11, 1967

INVESTMENT ADVISERS                         NET ASSETS (ALL SHARE CLASSES) AS OF
-Granahan Investment Management, Inc.,      OCTOBER 31, 2002
 Waltham, Mass., since 1990                 $3.7 billion
-Wellington Management Company, LLP,
 Boston, Mass., since inception             NEWSPAPER ABBREVIATION
-The Vanguard Group, Valley Forge, Pa.,     Explr
 since 1997
-Grantham, Mayo, Van Otterloo & Co., LLC,   VANGUARD FUND NUMBER
 Boston, Mass., since 2000                  24
-Chartwell Investment Partners, Berwyn,    CUSIP NUMBER
 Pa., since 1997                           921926101

                                           TICKER SYMBOL
                                           VEXPX
--------------------------------------------------------------------------------

                                                                           4
MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds generally emphasize stocks whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

5

MARKET EXPOSURE


The Fund focuses on companies with market capitalizations between $500 million and $3.5 billion, which are considered small-cap by the Fund's investment advisers. However, the advisers will occasionally select stocks with higher market values. Small-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small-cap companies more sensitive to changing economic conditions. In addition, these companies typically provide little or no dividend income.

     Because it invests mainly in stocks, the Fund is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              MARKET CAPITALIZATION

Stocks of publicly traded companies are often classified according to market value, or market capitalization. In the same way, stock funds are considered to be large-cap, mid-cap, or small-cap funds based on the market capitalization of the companies in which they predominantly invest. Knowing the market-capitalization range targeted by a fund will help you to compare the fund with other funds and to decide how it might fit into your investment program. It's important to understand that, for both companies and stock funds, market capitalization changes over time. Also, interpretations of size vary, and there is no "official" definition of the boundaries of large-, mid-, and small-cap. When evaluating particular stock funds, be sure to consider each fund's approach to market-cap boundaries.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2002)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%    17.8%
Worst                -43.1    -12.4      -0.8      3.1
Average               12.2     10.9      11.2     11.4
----------------------------------------------------------




     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

     Keep in mind that the Fund focuses on the stocks of smaller companies. Historically, small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This volatility is due to several factors, including less-certain growth and dividend prospects for smaller companies.



[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Vanguard Explorer Fund employs five investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, or the stock market and economy in general.
     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     GRANAHAN INVESTMENT MANAGEMENT, INC. (Granahan), which managed about 33% of the Fund's assets as of October 31, 2002, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special value," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 40% to 70% of the adviser's share of Fund assets, with the other two categories generally at 15% to 30% each.
     WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), which managed about 24% of the Fund's assets as of October 31, 2002, uses research and analysis of individual companies to select stocks that the adviser feels have exceptional growth potential relative to their valuations in the marketplace. Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison with the adviser's expectations for growth. To help limit risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     THE VANGUARD GROUP (Vanguard), which managed about 16% of the Fund's assets as of October 31, 2002, constructs a broadly diversified portfolio of small-cap domestic growth stocks based on the adviser's assessment of the relative return potential of the underlying securities. The adviser selects securities that it believes offer a good balance between reasonable valuations and attractive earnings growth prospects relative to their peers. Vanguard implements its stock selection process

7

through the use of proprietary software programs that allow comparisons to be made among hundreds of securities at a time. The resulting portfolio is "optimized" to be as neutral as possible to sector and market-capitalization weights relative to the Fund's target benchmark (the Russell 2500 Growth Index).
     GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC (GMO), which managed about 19% of the Fund's assets as of October 31, 2002, uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including earnings revision, which selects companies that are likely to experience positive earnings surprises; intrinsic value, which seeks to find high quality growth companies that are selling below their intrinsic value; and, finally, recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
     CHARTWELL INVESTMENT PARTNERS (Chartwell), which managed about 8% of the Fund's assets as of October 31, 2002, uses a research-driven process to choose stocks judged to have exceptional growth potential and reasonable prices. After considering each stock individually before purchase, Chartwell constantly monitors the characteristics of its holdings as a group by using computerized techniques.

     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and
(2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets. Vanguard typically invests a small portion of the Fund's assets in stock futures and/or shares of exchange-traded funds, including VIPER(R) Shares issued by any Vanguard stock index fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded from the calculation of asset-based cost allocations in determining the expense ratio for the Fund.
     The reasons for which the Fund may invest in futures or exchange-traded fund shares include:

- To achieve performance similar to that of common stocks while maintaining flexibility to meet the liquidity needs of the Fund.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------



     The Fund may invest up to 15% of its net assets in restricted securities with limited marketability or in other illiquid securities.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

9

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2002, the average turnover rate for all small growth funds was approximately 130%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The Fund uses a multimanager approach. Each adviser independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.
- Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02451, is an investment advisory firm founded in 1985. As of October 31, 2002, Granahan managed about $2 billion in assets.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of October 31, 2002, Wellington Management managed about $293 billion in assets.
- The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the Fund through its Quantitative Equity Group. As of October 31, 2002, Vanguard served as adviser for about $398 billion in assets.
- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of October 31, 2002, GMO managed about $24 billion in assets.
- Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of October 31, 2002, Chartwell managed about $4 billion in assets.
     The Fund pays four of its investment advisers--Granahan, Wellington Management, GMO, and Chartwell--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the period. In addition, the quarterly fees paid to each adviser are increased or decreased based on the adviser's performance in comparison with a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period.
     For the fiscal year ended October 31, 2002, the advisory fees and expenses represented an effective annual rate of 0.20% of the Fund's average net assets before a performance- based increase of 0.07%.
     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisers. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as brokerage or research services provided to the advisers.
     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Fund, on an at-cost basis, at any time.

11

<-------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

 The managers primarily responsible for overseeing the Fund's investments are:

JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Fund since 1990. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management. He has worked in investment management with Wellington Management since 1986 and has managed the Fund since 1994. Education: B.A. and M.B.A., Stanford University.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
 Education: A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1987 and has managed the Fund since 2000.
Education: B.S., University of Massachusetts.

EDWARD N. ANTOIAN, CFA, Partner and one of the Founders of Chartwell in 1997. He has managed equity funds since 1984 and has managed the Fund since 1997.
Education:   B.S.,  State  University  of  New  York;   M.B.A.,   University  of
Pennsylvania.
--------------------------------------------------------------------------------

                                                                          12
DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

13
SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2002 with a net asset value (price) of $51.91 per share. During the year, each Investor Share had negative investment income of $0.005 per share (because expenses were greater than interest and dividend income). There was a decline of $7.20 per share in the value of investments held or sold by the Fund, resulting in a net decline of $7.205 per share from investment operations.

Shareholders received $0.105 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $44.60, reflecting losses of $7.205 per share and distributions of $0.105. This was a decrease of $7.31 per share (from $51.91 at the beginning of the year to $44.60 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -13.93% for the year.

As of October 31, 2002, the Investor Shares had $3.4 billion in net assets. For the year, the expense ratio was 0.70% ($7.00 per $1,000 of net assets), and the net investment loss amounted to 0.01% of average net assets. The Fund sold and replaced securities valued at 69% of its net assets.
--------------------------------------------------------------------------------



EXPLORER FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2002     2001     2000     1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $51.91   $77.28   $61.49   $49.60    $62.31
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (.005)     .15      .25      .21       .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (7.200)  (11.36)   23.80    12.18     (6.82)
----------------------------------------------------------------------------------------------
    Total from Investment Operations              (7.205)  (11.21)   24.05    12.39     (6.61)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.105)    (.25)    (.23)    (.20)     (.25)
  Distributions from Realized Capital Gains           --   (13.91)   (8.03)    (.30)    (5.85)
----------------------------------------------------------------------------------------------
    Total Distributions                            (.105)  (14.16)   (8.26)    (.50)    (6.10)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $44.60   $51.91   $77.28   $61.49    $49.60
==============================================================================================

TOTAL RETURN                                     -13.93%  -16.22%   42.56%   25.14%   -11.22%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $3,432   $3,996   $4,566   $2,484    $2,196
  Ratio of Total Expenses to Average Net Assets    0.70%    0.72%    0.71%    0.74%     0.62%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                           (0.01%)    0.24%    0.36%    0.36%     0.37%
  Turnover Rate                                     69%      77%     123%      79%       72%
==============================================================================================

15
INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
     Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Vanguard(R) funds and increase their transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from a fund followed by a purchase back into the fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.

     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

                                                                          16
ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


The Vanguard Group, Vanguard, Plain Talk, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK

The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                              THE VANGUARD GROUP

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Explorer Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Fund's Investment Company Act
                                                           file number: 811-1530
                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I024 012003

VANGUARD(R) EXPLORER/TM/ FUND

Admiral(TM) Shares for Participants . January 31, 2003


This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2002.


[GRAPHIC]

STOCK
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                              THE VANGUARD GROUP

VANGUARD EXPLORER FUND
Admiral Shares
Participant Prospectus


January 31, 2003


A Small-Company Growth Stock Mutual Fund


  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  9 THE FUND AND VANGUARD
  10 INVESTMENT ADVISERS
  12 DIVIDENDS, CAPITAL GAINS, AND TAXES
 13 SHARE PRICE
 13 FINANCIAL HIGHLIGHTS
 15 INVESTING WITH VANGUARD
 16 ACCESSING FUND INFORMATION
  BY COMPUTER

 GLOSSARY (inside back cover)


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have market values between $500 million and $2.5 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. Also, these companies often provide little or no dividend income. The Fund uses five investment advisers to manage its portfolio.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns compare with those of relevant market indexes. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES

                [BAR CHART]
                2002 -24.50

      ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 6.24% (quarter ended December 31, 2002), and the lowest return for a quarter was -18.45% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION*
                                              1 YEAR
--------------------------------------------------------------------------------
Vanguard Explorer Fund
 Admiral Shares                               -24.50%                   -13.61%
Russell 2000 Growth
 Index                                        -30.26                   -19.89
Russell 2500 Growth                           -29.09                   -19.40
 Index**
--------------------------------------------------------------------------------
*Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2002.
**The Fund has changed its official benchmark from the Russell 2000 Growth Index to the Russell 2500 Growth Index. The new benchmark is more consistent with the universe of stocks used by active small-company portfolio managers.
-------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admi ral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.60%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.61%



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $62         $195       $340         $762
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratios in fiscal year 2002 were as follows: for Investor Shares, 0.70%, or $7.00 per $1,000 of average net assets; for Admiral Shares, 0.61%, or $6.10 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 2001 of 1.65%, or $16.50 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 INCEPTION DATE
Distributed annually in December            Investor Shares--December 11, 1967
                                            Admiral Shares--November 12, 2001
INVESTMENT ADVISERS
-Granahan Investment Management, Inc.,      NET ASSETS (ALL SHARE CLASSES) AS OF
 Waltham, Mass., since 1990                 OCTOBER 31, 2002
-Wellington Management Company, LLP,        $3.7 billion
 Boston, Mass., since inception
- The Vanguard Group, Valley Forge, Pa.,    NEWSPAPER ABBREVIATION
 since 1997                                 ExplrAdml
-Grantham, Mayo, Van Otterloo & Co., LLC,   VANGUARD FUND NUMBER
 Boston, Mass., since 2000                  5024
-Chartwell Investment Partners, Berwyn,
 Pa., since 1997                            CUSIP NUMBER
                                            921926200

                                            TICKER SYMBOL
                                            VEXRX
--------------------------------------------------------------------------------

                                                                           4
MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds generally emphasize stocks whose prices typically are below-average in comparison with such measures as earnings and book value. These stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

5

The Fund focuses on companies with market capitalizations between $500 million and $3.5 billion, which are considered small-cap by the Fund's investment advisers. However, the advisers will occasionally select stocks with higher market values. Small-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small-cap companies more sensitive to changing economic conditions. In addition, these companies typically provide little or no dividend income.

     Because it invests mainly in stocks, the Fund is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              MARKET CAPITALIZATION

Stocks of publicly traded companies are often classified according to market value, or market capitalization. In the same way, stock funds are considered to be large-cap, mid-cap, or small-cap funds based on the market capitalization of the companies in which they predominantly invest. Knowing the market-capitalization range targeted by a fund will help you to compare the fund with other funds and to decide how it might fit into your investment program. It's important to understand that, for both companies and stock funds, market capitalization changes over time. Also, interpretations of size vary, and there is no "official" definition of the boundaries of large-, mid-, and small-cap. When evaluating particular stock funds, be sure to consider each fund's approach to market-cap boundaries.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2002)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%    17.8%
Worst                -43.1    -12.4      -0.8      3.1
Average               12.2     10.9      11.2     11.4
----------------------------------------------------------




     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2002. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.9%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

                                                                           6
Keep in mind that the Fund focuses on the stocks of smaller companies. Historically, small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This volatility is due to several factors, including less-certain growth and dividend prospects for smaller companies.


[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Vanguard Explorer Fund employs five investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, or the stock market and economy in general.
 Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     GRANAHAN INVESTMENT MANAGEMENT, INC. (Granahan), which managed about 33% of the Fund's assets as of October 31, 2002, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or services, technologies that may lead to new products, or expansion into new markets. Granahan judges "pioneer" stocks based on their estimated growth potential compared with market value. The third category, "special value," includes companies that lack a record of strong growth but that, in Granahan's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 40% to 70% of the adviser's share of Fund assets, with the other two categories generally at 15% to 30% each.
     WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), which managed about 24% of the Fund's assets as of October 31, 2002, uses research and analysis of individual companies to select stocks that the adviser feels have exceptional growth potential relative to their valuations in the marketplace. Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison with the adviser's expectations for growth. To help limit risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     THE VANGUARD GROUP (Vanguard), which managed about 16% of the Fund's assets as of October 31, 2002, constructs a broadly diversified portfolio of small-cap domestic growth stocks based on the adviser's assessment of the relative return potential of the underlying securities. The adviser selects securities that it believes offer a good balance between reasonable valuations and attractive earnings growth prospects relative to their peers. Vanguard implements its stock selection process

7


through the use of proprietary software programs that allow comparisons to be made among hundreds of securities at a time. The resulting portfolio is "optimized" to be as neutral as possible to sector and market-capitalization weights relative to the Fund's target benchmark (the Russell 2500 Growth Index).
     GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC (GMO), which managed about 19% of the Fund's assets as of October 31, 2002, uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including earnings revision, which selects companies that are likely to experience positive earnings surprises; intrinsic value, which seeks to find high quality growth companies that are selling below their intrinsic value; and, finally, recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
     CHARTWELL INVESTMENT PARTNERS (Chartwell), which managed about 8% of the Fund's assets as of October 31, 2002, uses a research-driven process to choose stocks judged to have exceptional growth potential and reasonable prices. After considering each stock individually before purchase, Chartwell constantly monitors the characteristics of its holdings as a group by using computerized techniques.

     The Fund is generally managed without regard to tax ramifications.


[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and
(2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

 The Fund may also invest in stock futures and options contracts, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets. Vanguard typically invests a small portion of the Fund's assets in stock futures and/or shares of exchange-traded funds, including VIPER(R) Shares issued by any Vanguard stock index fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded from the calculation of asset-based cost allocations in determining the expense ratio for the Fund.

     The reasons for which the Fund may invest in futures or exchange-traded fund shares include:

- To achieve performance similar to that of common stocks while maintaining flexibility to meet the liquidity needs of the Fund.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.ed.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily.
Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


     The Fund may invest up to 15% of its net assets in restricted securities with limited marketability or in other illiquid securities.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.



COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

9
THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2002, the average turnover rate for all small growth funds was approximately 130%, according to Morningstar, Inc.
--------------------------------------------------------------------------------




THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The Fund uses a multimanager approach. Each adviser independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.
- Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02451, is an investment advisory firm founded in 1985. As of October 31, 2002, Granahan managed about $2 billion in assets.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of October 31, 2002, Wellington Management managed about $293 billion in assets.
- The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the Fund through its Quantitative Equity Group. As of October 31, 2002, Vanguard served as adviser for about $398 billion in assets.
- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of October 31, 2002, GMO managed about $24 billion in assets.
- Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of October 31, 2002, Chartwell managed about $4 billion in assets.
     The Fund pays four of its investment advisers--Granahan, Wellington Management, GMO, and Chartwell--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the period. In addition, the quarterly fees paid to each adviser are increased or decreased based on the adviser's performance in comparison with a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared with that of the Russell 2500 Growth Index over the same period.
     For the fiscal year ended October 31, 2002, the advisory fees and expenses represented an effective annual rate of 0.20% of the Fund's average net assets before a performance- based increase of 0.07%.
     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisers. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as brokerage or research services provided to the advisers.
     Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Fund, on an at-cost basis, at any time.

11

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

 The managers primarily responsible for overseeing the Fund's investments are:

JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Fund since 1990. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management. He has worked in investment management with Wellington Management since 1986 and has managed the Fund since 1994. Education: B.A. and M.B.A., Stanford University.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
 Education: A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1987 and has managed the Fund since 2000.
Education: B.S., University of Massachusetts.

EDWARD N. ANTOIAN, CFA, Partner and one of the Founders of Chartwell in 1997. He has managed equity funds since 1984 and has managed the Fund since 1997.
Education:   B.S.,  State  University  of  New  York;   M.B.A.,   University  of
Pennsylvania.
--------------------------------------------------------------------------------

                                                                          12
DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

13

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2002 with a net asset value (price) of $51.91 per share. During the year, each Investor Share had negative investment income of $0.005 per share (because expenses were greater than interest and dividend income). There was a decline of $7.20 per share in the value of investments held or sold by the Fund, resulting in a net decline of $7.205 per share from investment operations.

Shareholders received $0.105 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $44.60, reflecting losses of $7.205 per share and distributions of $0.105. This was a decrease of $7.31 per share (from $51.91 at the beginning of the year to $44.60 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -13.93% for the year.

As of October 31, 2002, the Investor Shares had $3.4 billion in net assets. For the year, the expense ratio was 0.70% ($7.00 per $1,000 of net assets), and the net investment loss amounted to 0.01% of average net assets. The Fund sold and replaced securities valued at 69% of its net assets.
--------------------------------------------------------------------------------




EXPLORER FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                              NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     OCT. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .035
  Net Realized and Unrealized Gain (Loss) on Investments                 (8.498)
--------------------------------------------------------------------------------
    Total from Investment Operations                                     (8.463)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.107)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.107)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $41.43
================================================================================

TOTAL RETURN                                                            -16.98%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $293
  Ratio of Total Expenses to Average Net Assets                         0.61%**
  Ratio of Net Investment Income to Average Net Assets                  0.13%**
  Turnover Rate                                                           69%
================================================================================
 *Inception.
**Annualized.

15

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
     Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Vanguard(R) funds and increase their transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from a fund followed by a purchase back into the fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.

     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

                                                                          16
ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


The Vanguard Group, Vanguard, Plain Talk, Admiral, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK

The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
                                                              THE VANGUARD GROUP

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Explorer Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Fund's Investment Company Act
                                                           file number: 811-1530
                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I524 012003

[SHIP LOGO]
                                                              THE VANGUARD GROUP

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Explorer Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                     PART B

                        VANGUARD/(R)/ EXPLORER/TM/ FUND
                                  (THE TRUST)

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2003

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated January 31, 2003). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Trust's financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT


                                 1-800-662-7447


                               TABLE OF CONTENTS


                                                                            PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-18
PURCHASE OF SHARES...............................................B-19
REDEMPTION OF SHARES.............................................B-19
SHARE PRICE......................................................B-20
YIELD AND TOTAL RETURN...........................................B-20
MANAGEMENT OF THE FUND...........................................B-24
INVESTMENT ADVISORY SERVICES.....................................B-29
PORTFOLIO TRANSACTIONS...........................................B-41
FINANCIAL STATEMENTS.............................................B-41
COMPARATIVE INDEXES..............................................B-42


                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was originally known as the Explorer Fund, Inc. and was organized as a Delaware corporation in 1967. It was reorganized as a Maryland corporation in 1973 and was subsequently reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Explorer Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following fund (and classes thereof):



  Vanguard/(R)/ Explorer Fund (the Fund) (Investor Shares and Admiral Shares)



SERVICE PROVIDERS


     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, NY 10005, serves as the custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund's independent accountants. The accountants audit the Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or share class. The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the fund or class. Unless terminated by reorganization or liquidation, the Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


     DIVIDEND RIGHTS. The shareholders of the Fund are entitled to receive any dividends or other distribution declared by the Fund. No shares have priority of preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the Fund or any class; or
(iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that the Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

     CONVERSION RIGHTS. Shareholders of the Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION  PROVISIONS.  The Funds' redemption  provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUND

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by the Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Fund(s) are not eligible for the dividends-received deduction.


                              INVESTMENT POLICIES


Some of the investment policies described below and in the Fund's prospectuses set forth percentage limitations on the Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


The following policies supplement the Fund's investment policies set forth in the Prospectus.


     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the Investment Company Act of 1940 Ac (1940 Act), and by applicable exemptive orders, no-action letters, interpretations and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund. According to the SEC transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm commitment agreements and standby commitment agreements, engaging in when-issued, delayed delivery or forward commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (Additional discussion about a number of these transactions can be found below.) A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the adviser in accordance with procedures established by the trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.
     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. The market value of common stock can fluctuate widely over any period of time and may decline to zero.In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

  CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed-income and equity securities.

     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

     While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed-income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

     DEBT  SECURITIES -  NON-INVESTMENT-GRADE  SECURITIES.  Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB-by Standard & Poor's Corporation) or by independent analysis of a fund's adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
     Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment- grade securities.
     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high- yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual corporate developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. high-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery. In the case of high-yield securities structured as zero-coupon or pay-in-kind securities, market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the adviser deems it in the best interest of shareholders.

     DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or - unsponsored and include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In ADRs, the depository is typically a U.S. financial institution and the underlying -securities are issued by a foreign issuer. In other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With - sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.
     For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on - or "derived from" - the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indices. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below) and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter ("OTC") market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's adviser will succeed. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. There is no assurance that any derivatives strategy used by a fund's adviser will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the derivative contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices or financial or other economic factors in establishing derivative positions for the fund. If the adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds ("ETFs"), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2)an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.
     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments ("depositary receipts") for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in U.S. companies or governments.

     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an adviser will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a funds' foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     FOREIGN SECURITIES - EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.



     FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS. The value of a fund's foreign securities as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss because of a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.
     A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the adviser reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the adviser reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the adviser reasonably believes generally tracks the currency being hedged with regard to price movements). The adviser may select the tracking (or substitute) currency rather than the currency in which the security is denominated in order to take advantage of pricing or other opportunities presented by the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
     A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
     The forecasting of short-term currency market movement is extremely difficult, and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     FOREIGN SECURITIES - FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on the

1940 Act, and the risks of a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract involves the purchase or sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant ("FCM") when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     An option on a futures contract (or "futures option") conveys the right, but not the obligation, to purchase (in the case of a "call" option) or sell (in the case of a "put" option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     Each fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission ("CFTC"), under which a mutual fund avoids being deemed a "commodity pool" or a "commodity pool operator" by limiting its use of futures contracts and futures options to "bona fide hedging" transactions (as defined by the CFTC) and by limiting the maximum amount or value of those futures and options transactions that do not constitute bona fide hedging transactions. A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.
     A fund bears the risk that its adviser will incorrectly predict future market trends. If the adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.
     OPTIONS. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (i) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or
(ii) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the "size" of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, the buyer can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but the writer could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option may be considered a borrowing transaction. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its adviser will not accurately predict future market trends. If the adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities-meaning that they could be difficult for a fund to convert to cash if needed. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's adviser monitors the liquidity of restricted securities on a daily basis, the trustees oversee and retain ultimate responsibility for the adviser's decisions. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.
     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.
     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to' the market on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities, subject to review by the board of trustees, and a fund may pay such fees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.
     SWAP AGREEMENTS. A swap agreement is an agreement between two parties ("counterparties") to exchange payments at specified dates ("periodic payment dates") on the basis of a specified amount ("notional amount") with the payments calculated with reference to a specified asset, reference rate, or index. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchange for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
     The use of a swap agreements by a fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.
     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
     Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will not accurately forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing swap positions for the fund. If the adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
     The use of a swap agreement involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
     TAX MATTERS - FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.
     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


     TAX MATTERS - FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.
     TAX MATTERS - FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit;
(2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments.

There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

     VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in a portfolio of stocks held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange Traded Funds" and "Other Investment Companies."

     WARRANTS. Warrants are instruments which give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
     WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. When-issued, delayed delivery, and forward commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed delivery, and forward commitment transactions may be considered to constitute borrowing transactions. When-issued, delayed delivery, and forward commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the fund's outstanding voting shares. For these purposes, a "majority" of shares means the lesser of: (i) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.
     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.
     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.
     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.
     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.
     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.
     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.
     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.
     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.
     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.
     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.
     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.
     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). Because the Fund is a member of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.
     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange (the Exchange) on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4 p.m., Eastern time) will be executed at the price computed on the date of receipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.
     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.
     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.
     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
The Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, "Authorized Agents"). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to the Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.


                                  SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share for the Explorer Fund is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Funds expect the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                             YIELD AND TOTAL RETURN

The annualized yields of the Fund for the 30-day period ended October 31, 2002, was 0.11% for Investor Shares and 0.20% for Admiral Shares. The Fund's average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods ended October 31, 2002, are set forth below:

FUND                              1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED
----                                10/31/2002     10/31/2002      10/31/2002
EXPLORER FUND INVESTOR SHARES
-----------------------------
 Return Before Taxes                    -13.93%          2.69%           9.17%
 Return After Taxes on Distributions    -13.99           0.16            6.78
 Return After Taxes on
Distributions and Sale of Fund
Shares                                   -8.54           1.59            6.88
EXPLORER FUND ADMIRAL SHARES*
-----------------------------
 Return Before Taxes                    -16.98%             NA             NA

     * Since Inception for Vanguard Explorer Fund Admiral  Shares--November  12,
2001.


AVERAGE ANNUAL TOTAL RETURN
Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)
Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:



                              T = (ERV/P)/1/N/ - 1

  Where:

          T    =average annual total return
          P    =a hypothetical initial investment of $1,000
          n    =number of years
          ERV  =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof)
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\D\\/P)/1/N/ - 1

  Where:

          T    =average annual total return (after taxes on distributions)
          P    =a hypothetical initial investment of $1,000
          n    =number of years
          ATV\\D\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.
     Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\DR\\/P)/1/N/ - 1

  Where:

          T    =average  annual total return (after taxes on  distributions  and redemption)
          P    =a hypothetical initial investment of $1,000
          n    =number of years
          ATV\\DR\\ =ending value of a hypothetical  $1,000  investment  made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):


                                C = (ERV/P) - 1

  Where:

          C    =cumulative total return
          P    =a hypothetical initial investment of $1,000
          ERV  =ending  redeemable  value:  ERV is the value,  at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.



SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



                         YIELD = 2[((A-B)/CD+1)/6/ - 1]

  Where:

          a    =dividends and interest earned during the period
          b    =expenses accrued for the period (net of reimbursements)
          c    =the average daily number of shares outstanding during the period that were entitled to receive dividends
          d    =the  maximum  offering  price  per  share on the last day of the period

                             MANAGEMENT OF THE FUND


THE VANGUARD GROUP

The Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund, and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.
     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under procedures approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

The funds' officers are also officers and employees of Vanguard.
No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.
  Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.
     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 2002, Vanguard Explorer Fund had contributed capital of $713,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.71% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.
     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended October 31, 2000, 2001, 2002, Vanguard Explorer Fund incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses: $17,713,000, $20,424,000, and $18,515,000, respectively.

     The Fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.
     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to the Fund and several other Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES
The officers of the Fund manage its day-to-day operations under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund and choose the Fund's officers. Each trustee serves the Fund until its termination; or until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of The Vanguard Group, Inc.
     The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                               VANGUARD FUND                                                     NUMBER OF VANGUARD
                          POSITION(S) HELD     TRUSTEE/OFFICER       PRINCIPAL OCCUPATION(S) DURING               FUNDS OVERSEEN BY
  NAME, DATE OF BIRTH        WITH FUND             SINCE             THE PAST FIVE YEARS                          TRUSTEE/OFFICER
  ---------------------------------------------------------------------------------------------------------------------------------
  INTERESTED TRUSTEES
  -------------------
  John J. Brennan*        Chairman of the       May, 1987            Chairman of the Board, Chief Executive          112
  (1954)                  Board, Chief                               Officer, and Director (Trustee) of The
                          Executive Officer                          Vanguard Group, Inc. and each of the
                          and Trustee                                investment companies served by The
                                                                     Vanguard Group, Inc.
  ---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES

  Charles D. Ellis        Trustee               January, 2001        The Partners of '63 (pro bono ventures in       112
  (1937)                                                             education); Senior Advisor to Greenwich
                                                                     Associates (international business strategy
                                                                     consulting); Successor Trustee of Yale
                                                                     University; Overseer of the Stern School of
                                                                     Business at New York University; Trustee of
                                                                     the Whitehead Institute for Biomedical research.

  Rajiv L. Gupta          Trustee              December, 2001        Chairman and Chief Executive Officer            112
  (1945)                                                             (since October, 1999), Vice Chairman
                                                                     (January-September, 1999), and Vice
                                                                     President (prior to September 1999) of
                                                                     Rohm and Haas Co. (chemicals); Director
                                                                     of Technitrol, Inc. (electronic components)
                                                                     and Agere Systems (communication
                                                                     components); Board Member of
                                                                     American Chemistry Council; Trustee of
                                                                     Drexel University.


  JoAnn Heffernan Heisen  Trustee                July, 1998          Vice President, Chief Information Officer, and  112
  (1950)                                                             Member of the Executive Committee of
                                                                     Johnson & Johnson (pharmaceuticals/
                                                                     consumer products); Director of the Medical
                                                                     Center at Princeton and Women's Research
                                                                     and Education Institute.


  Burton G. Malkiel       Trustee                May, 1977           Chemical Bank Chairman's Professor of           110
  (1932)                                                             Economics, Princeton University; Director of
                                                                     Vanguard Investment series plc (Irish
                                                                     investment fund) since November, 2001,
                                                                     Vanguard Group (Ireland) Limited (investment
                                                                     management) since November, 2001, Director
                                                                     of Prudential Insurance Co. of America, BKF
                                                                     Capital (investment management), The Jeffrey
                                                                     Co. (holding company), and NeuVis, Inc.
                                                                     (software company).

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.


                                                                                                                       NUMBER OF
                                                VANGUARD FUND                                                      VANGUARD FUNDS
                          POSITION(S) HELD     TRUSTEE/OFFICER       PRINCIPAL OCCUPATION(S) DURING                  OVERSEENY BY
  NAME, DATE OF BIRTH        WITH FUND             SINCE             THE PAST FIVE YEARS                            TRUSTEE/OFFICER
  ---------------------------------------------------------------------------------------------------------------------------------

  Alfred M. Rankin, Jr.   Trustee              January, 1993         Chairman, President, Chief Executive            112
  (1941)                                                             Officer, and Director of NACCO Industries,
                                                                     Inc. (forklift trucks/housewares/lignite);
                                                                     Director of Goodrich Corporation
                                                                     (industrial products/aircraft systems and
                                                                     services). Director of the Standard
                                                                     Products Company (supplier for
                                                                     automotive industry) until 1998.


  J. Lawrence Wilson      Trustee                    April, 1985          Retired Chairman and Chief Executive       112
  (1936)                                                                  Officer of Rohm and Haas Co. (chemicals);
                                                                          Director of Cummins Inc. (diesel engines),
                                                                          The Mead Corp. (paper products), and
                                                                          AmerisourceBergen Corp. (pharmaceutical
                                                                          distribution); Trustee of Vanderbilt
                                                                          University.
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS

  R. Gregory Barton*      Secretary               June, 2001          Managing Director and General Counsel          112
  (1951)                                                              of The Vanguard Group, Inc. (since
                                                                      September, 1997); Secretary of The
                                                                      Vanguard Group, Inc. and of each of the
                                                                      investment companies served by The
                                                                      Vanguard Group, Inc. (since June, 2001);
                                                                      Principal of The Vanguard Group, Inc.
                                                                      (prior to September, 1997).


  Thomas J. Higgins*      Treasurer               July, 1998          Principal of The Vanguard Group, Inc.;         112
  (1957)                                                              Treasurer of each of the
                                                                      investment companies served by The
                                                                      Vanguard Group, Inc. (since July, 1998).

 *Officers of the Fund are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. During 2001 and 2002, Vanguard has paid Greenwich subscription fees amounting to less than $275,000. Vanguard's subscription rates are similar to those of other subscribers.

  Board Committees: The Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Fund and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Fund and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Fund (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

  The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2001. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund.



                                                                       DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
NAME OF FUND                                  NAME OF TRUSTEE         FUND SHARES OWNED      VANGUARD FUND SHARES
                                                                          BY TRUSTEE          OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Vanguard Explorer Fund                        John J. Brennan           Over $100,000           Over $100,000
                                              Charles D. Ellis               None               Over $100,000
                                              Rajiv L. Gupta                 None               Over $100,000
                                              JoAnn Heffernan Heisen         None               Over $100,000
                                              Burton G. Malkiel              None               Over $100,000
                                              Alfred M. Rankin, Jr.    $50,001-$100,000         Over $100,000
                                              J. Lawrence Wilson             None               Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted on the table on page B-25 and B-26), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the funds.


  INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


  "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.


  COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                             VANGUARD EXPLORER FUND
                               COMPENSATION TABLE


                                                       PENSION OR                               TOTAL
                                                       RETIREMENT            ACCRUED        COMPENSATION
                                  AGGREGATE         BENEFITS ACCRUED         ANNUAL       FROM ALL VANGUARD
                                 COMPENSATION        AS PART OF THIS       RETIREMENT       FUNDS PAID TO
                                FROM THIS FUND       FUND'S EXPENSES      BENEFITS AT          TRUSTEE
NAME OF TRUSTEE               --------------------------------------------------------------------------------
------------------------------       /(1)/                /(1)/          JANUARY 1, 2001        /(2)/
John J. Brennan                              None                  None             None                None
Charles D. Ellis/(3)/                        $929                   N/A              N/A            $108,000
Rajiv L. Gupta/(4)/                           774                   N/A              N/A             108,000
JoAnn Heffernan Heisen                        929                   $18           $2,992             108,000
Bruce K. MacLaury/(5)/                        248                    14            2,992                None
Burton G. Malkiel                             934                    70            9,799             108,000
Alfred M. Rankin, Jr.                         929                    36            5,000             108,000
James O. Welch, Jr./(5)/                      224                    18            5,000                None
J. Lawrence Wilson                          1,060                    52            7,266             123,000



/(1)/ The amounts shown in this column are based on the Fund's fiscal year ended
  October 31, 2002.
/(2)/ The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel; and 90 in the case of Mr. Gupta) for the 2002 calendar year.
/(3)/ Mr. Ellis joined the Fund's board, effective January 1, 2001.
/(4)/ Mr. Gupta joined the Fund's board, effective December 31, 2001.
/(5)/ Mr. MacLaury and Mr. Welch retired from the Fund's board, effective
    December 31, 2001.


                          INVESTMENT ADVISORY SERVICES
The Fund currently employs five separate investment advisers (the advisers), each of whom manages the investment and reinvestment of a portion of the Fund's assets. Until February 28, 1990, when the Fund acquired the assets of Explorer II, Wellington Management Company, LLP was sole investment adviser to the Fund, and Granahan Investment Management, Inc. served as sole investment adviser to Explorer II Fund, the acquired Fund. Chartwell Investment Partners and Vanguard were added as advisers on August 1, 1997, and Grantham, Mayo, Van Otterloo & Co. LLC was added on April 3, 2000.
     The proportion of the net assets of the Fund managed by each adviser was established by the board of trustees and may be changed in the future by the board of trustees as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Fund uses five advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The board of trustees monitors portfolio activity in order to minimize any possible adverse consequences.

WELLINGTON MANAGEMENT COMPANY, LLP

The Fund has entered into an advisory agreement with Wellington Management Company, LLP (Wellington Management) under which Wellington Management manages the investment and reinvestment of a portion of the Fund's assets (the
Wellington Management Portfolio) and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 2002, Wellington Management managed approximately 24% of the Fund's net assets. Wellington Management discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     The Fund pays Wellington Management a basic fee at the end of each of the fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Wellington Management Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million. . . . . . . .         .250%
            Next $250 million. . . . . . . .          .200%
            Next $250 million. . . . . . . .          .150%
            Assets in excess of $1 billion. .         .100%

     The basic fee, as provided above, shall be increased or decreased by applying a performance fee adjustment based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Russell 2500 Growth Index. The investment performance of Wellington Management Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same period. The adjustment applies as follows:


            CUMULATIVE 36-MONTH PERFORMANCE               PERFORMANCE FEE
            VERSUS THE INDEX                              ADJUSTMENT*
            -----------------------------------           -------------------
            Trails by -12% or more. . . .                -0.50 x basic fee
            Trails by more than -6% up to -12%           -0.25 x basic fee
            Trails/exceeds by -6% through 6%.             0.00 x basic fee
            Exceeds by more than 6% but less than 12%. . +0.25 x basic fee
            Exceeds by 12% or more. . . .                +0.50 x basic fee

*For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.


     The Index will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending January 31, 2006. Until that date, the adjustment will be determined by linking the investment performance of the Russell 2500 Growth Index (current index), the Russell 2000 Growth Index (previous index), and the Small Company Growth Stock Fund Index (index prior to July 31, 2002) as follows:

     1. QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Small Company Growth Fund Stock Index for the one quarter ending July 31, 2000, with that of the Russell 2000 Growth Index for the ten quarters ending January 31, 2003 with that of the Russell 2500 Growth Index for the one quarter ending April 30, 2003.


     2. QUARTER ENDING JULY 31, 2003. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the two quarters ending July 31, 2003.


     3. QUARTER ENDING OCTOBER 31, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the three quarters ending October 31, 2003.

     4. QUARTER ENDING JANUARY 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the four quarters ending January 31, 2004.


     5. QUARTER ENDING APRIL 30, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the five quarters ending April 30, 2004.

     6. QUARTER ENDING JULY 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the six quarters ending July 31, 2004.

     7. QUARTER ENDING OCTOBER 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the seven quarters ending October 31, 2004.

     8. QUARTER ENDING JANUARY 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the eight quarters ending January 31, 2005.

     9. QUARTER ENDING APRIL 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the nine quarters ending April 30, 2005.

     10. QUARTER ENDING JULY 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the ten quarters ending July 31, 2005.

     11. QUARTER ENDING OCTOBER 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter ending January 31, 2003, with that of the Russell 2500 Growth Index for the eleven quarters ending October 31, 2005.

     12. QUARTER ENDING JANUARY 31, 2006. The benchmark transition is complete.

     The investment performance of the Wellington Management Portfolio for any period, expressed as a percentage of the "Wellington Management Portfolio unit value" per share at the beginning of such period, is the sum of: (i) the change in the Wellington Management Portfolio's net assets value during such period;
(ii) the unit value of the Fund's cash distributions from the Wellington Management Portfolio net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Wellington Management Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Wellington Management Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Wellington Management Portfolio unit value is determined by dividing the total net assets of the Wellington Management Portfolio by a given number of units. As assets are added to or withdrawn from the Wellington Management Portfolio, the number of units of the Wellington Management Portfolio is adjusted based on the unit value of the Wellington Management Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Wellington Management Portfolio shall neither be included in the total net assets of the Wellington Management Portfolio nor included in the computation of the Wellington Management Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     During the fiscal years ended October 31, 2000, 2001, and 2002, the Fund incurred the following advisory fees owed to Wellington Management:

                                                       2000        2001        2002
                                                      ----------  ---------   ---------
Basic Fee. . . . . . . . . . . .                      $2,119,000  $2,184,000  $2,206,000
Increase/(Decrease) for Performance Adjustment           976,000   1,070,000   1,094,000
                                                      ------------------------------------
Total. . . . . . . . . . . . . .                      $3,095,000  $3,254,000  $3,300,000

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.


GRANAHAN INVESTMENT MANAGEMENT, INC.

On February 28, 1990, effective with the acquisition of the assets of Explorer II, the Fund retained Granahan Investment Management, Inc. (Granahan) as a second investment adviser. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. As of October 31, 2002, Granahan managed approximately 33% of the Fund's net assets. Granahan discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     The Fund pays Granahan a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million. . . . . . . .         .300%
            Next $250 million. . . . . . . .          .200%
            Next $250 million. . . . . . . .          .150%
            Assets in excess of $1 billion. .         .100%

     The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Granahan Portfolio relative to the investment performance of the Russell 2500 Growth Index (the Index). The investment performance of the Granahan Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period. The adjustment applies as follows:

            CUMULATIVE 36-MONTH PERFORMANCE                   PERFORMANCE FEE
            DIFFERENTIAL VERSUS THE INDEX                         ADJUSTMENT*
            -----------------------------                         ----------
            Trails by -12% or more. . . .                 Decrease by .01875%
            Trails by more than -6% up to -12%           Decrease by .009375%
            Trails/exceeds from -6% through 6%                  No Adjustment
            Exceeds by more than 6% but less than 12%    Increase by .009375%
            Exceeds by 12% or more. . . .                 Increase by .01875%

* For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole performance index used to determine Granahan's performance fee adjustment until the quarter ending January 31, 2006. Until that date, Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2500 Growth Index (current index), the Russell 2000 Growth Index (previous index), and the Small Company Growth Stock Fund Index (index prior to July 31, 2002) as follows:


     1. QUARTER ENDING APRIL 30, 2003. The Adjustment will be determined by linking the investment performance of the Small Company Growth Fund Stock Index for the one quarter ending July 31, 2000, with that of the Russell 2000 Growth Index for the ten quarters ending January 31, 2003 with that of the Russell 2500 Growth Index for the one quarter ending April 30, 2003.

     2. QUARTER ENDING JULY 31, 2003. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters ending January 31, 2003 with that of the Russell 2500 Growth Index for the two quarters ending July 2003.

     3. QUARTER ENDING OCTOBER 31, 2003. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the three quarters ending October 31, 2003.

     4. QUARTER ENDING JANUARY 31, 2004. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the four quarters ending January 31, 2004.

     5. QUARTER ENDING APRIL 30, 2004. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the five quarters ending April 30, 2004.

     6. QUARTER ENDING JULY 31, 2004. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the six quarters ending July 31, 2004.

     7. QUARTER ENDING OCTOBER 31, 2004. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the seven quarters ending October 31, 2004.

     8. QUARTER ENDING JANUARY 31, 2005. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the eight quarters ending January 31, 2005.

     9. QUARTER ENDING APRIL 30, 2005. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the nine quarters ending April 30, 2005.

     10. QUARTER ENDING JULY 31, 2005. The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the ten quarters ending July 31, 2005.

     11. QUARTER ENDING OCTOBER 31, 2005.The Adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter ending January 31, 2003, with that of the Russell 2500 Growth Index for the eleven quarters ending October 31, 2005.

     12. QUARTER ENDING JANUARY 31, 2006. The benchmark transition is complete.

     The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" per share at the beginning of such period, is the sum of: (i) the change in the Granahan Portfolio net asset value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Granahan Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Granahan Portfolio unit value is determined by dividing the total net assets of the Granahan Portfolio by a given number of units. As assets are added to or withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio is adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Granahan Portfolio shall neither be included in the total net assets of the Granahan Portfolio nor included in the computation of the Granahan Portfolio unit value.

     During the fiscal years ended October 31, 2000, 2001, and 2002, the Fund incurred the following advisory fees owed to Granahan:

                                                          2000        2001        2002
                                                       --------    -------       -------
Basic Fee. . . . . . . . . . . .                      $2,786,000  $2,836,000  $2,843,000
Increase/(Decrease) for Performance Adjustment           868,000   1,070,000   1,100,000
                                                     ------------------------------------
Total. . . . . . . . . . . . . .                       $3,654,000  $3,906,000  $3,943,000



CHARTWELL INVESTMENT PARTNERS

The Fund also employs Chartwell Investment Partners (Chartwell) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets (the Chartwell Portfolio). As of October 31, 2002, Chartwell managed approximately 8% of the Fund's assets. Chartwell discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     For the services provided by Chartwell under the advisory agreement the Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------
            First $250 million. . . . . . . .          0.40%
            Next $250 million. . . . . . . .           0.30%
            Assets in excess of $500 million.          0.20%

     The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Chartwell Portfolio relative to the investment performance of the Russell 2500 Growth Index. The investment performance of the Chartwell Portfolio will be based on the cumulative total return of the Index for the same time period. The adjustment applies as follows:

            THREE-YEAR CUMULATIVE PERFORMANCE              PERFORMANCE FEE
            DIFFERENTIAL VERSUS THE INDEX                      ADJUSTMENT*
            -----------------------------                      ----------
            Trails by -12% or more. . . .                -0.20 X Basic Fee
            Trails by more than -6% up to -12%           -0.10 X Basic Fee
            Trails/exceeds from -6% through 6%            0.00 X Basic Fee
            Exceeds by more than 6% but less than 12%    +0.10 X Basic Fee
            Exceeds by 12% or more. . . .                +0.20 X Basic Fee

* For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending January 31, 2006. Until that date, the adjustment will be determined by linking the investment performance of the Russell 2500 Growth Index (current index), the Russell 2000 Growth Index (previous index), and the Small Company Growth Stock Fund Index (index prior to July 31, 2002) as follows:

     1. QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Small Company Growth Fund Stock Index for the one quarter ended July 31, 2000, with that of the Russell 2000 Growth Index for the ten quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the one quarter ending April 30, 2003.

     2. QUARTER ENDING JULY 31, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the two quarters ending July 2003.

     3. QUARTER ENDING OCTOBER 31, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the three quarters ending October 31, 2003.

     4. QUARTER ENDING JANUARY 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the four quarters ending January 31, 2004.

     5. QUARTER ENDING APRIL 30, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the five quarters ending April 30, 2004.

     6. QUARTER ENDING JULY 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the six quarters ending July 31, 2004.

     7. QUARTER ENDING OCTOBER 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the seven quarters ending October 31, 2004.

     8. QUARTER ENDING JANUARY 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the eight quarters ending January 31, 2005.

     9. QUARTER ENDING APRIL 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the nine quarters ending April 30, 2005.

     10. QUARTER ENDING JULY 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the ten quarters ending July 31, 2005.

     11. QUARTER ENDING OCTOBER 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter ended January 31, 2003, with that of the Russell 2500 Growth Index for the eleven quarters ending October 31, 2005.

  12. QUARTER ENDING JANUARY 31, 2006.  The benchmark transition is complete.

     The investment performance of the Chartwell Portfolio, for any period, expressed as a percentage of the "Chartwell Portfolio unit value" at the beginning of such period, will be the sum of: (i) the change in the Chartwell Portfolio's net asset value during such period; (ii) the unit value of the Fund's cash distributions from Chartwell Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized by the Chartwell Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Chartwell Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.


     The Chartwell Portfolio unit value is determined by dividing the total net assets of the Chartwell Portfolio by a given number of units. As assets are added to or withdrawn from the Chartwell Portfolio, the number of units of the Chartwell Portfolio is adjusted based on the unit value of the Chartwell Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Chartwell Portfolio shall neither be included in the total net assets of the Chartwell Portfolio nor included in the computation of the Chartwell Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of: (i) the change in the level of the Index during the period; (ii) the value, computed consistently with the Index, of cash distributions having an exdividend date occurring within the period made by companies whose securities comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     For the fiscal years ended October 31, 2000, 2001, and 2002, the Fund incurred the following advisory fees owed to Chartwell:

                                                  2000        2001        2002
Basic Fee. . . . . . . . . . . .                      $1,651,000  $1,405,000  $1,282,000
Increase/(Decrease) for Performance Adjustment           272,000     288,000     290,000
                                                     ------------------------------------
Total. . . . . . . . . . . . . .                      $1,923,000  $1,693,000  $1,572,000


GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

The Fund also employs Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets (the GMO Portfolio). As of October 31, 2002, GMO managed approximately 19% of the Fund's assets. GMO discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     The Fund pays GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the GMO Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------                                 ---------
            First $500 million. . . . . . . .          0.275%
            Next $500 million. . . . . . . .           0.225%
            Assets in excess of $1 billion. .          0.200%

     Subject to the transition rule described below, the basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2500 Growth Index (the Index) for the same period. The adjustment is computed as follows:

            CUMULATIVE 36-MONTH                   ADJUSTMENT AS A PERCENTAGE
            PERFORMANCE  VERSUS THE INDEX         OF AVERAGE NET ASSETS *
            -----------------------------         -------------------------
            Trails by any amount. .                                    -0.15%
            Equals-to-exceeds by up to 3%   Linear increase from -0.15% to 0%
            Exceeds by 3% to 6%. .          Linear increase from 0% to +0.15%
            Exceeds by more than 6%                                    +0.15%


* For purposes of this calculation, the adjustment is calculated by applying the quarterly rate against the net assets of the GMO Portfolio over the same time period for which the performance is measured.


     The adjustment will not be fully operable until the close of the quarter ending January 31, 2006. Until that date, the adjustment will be determined by linking the investment performance of the Russell 2500 Growth Index (current index) and that of the Russell 2000 Growth Index as follows:


     1. QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the eleven quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the one quarter ending April 30, 2003.

     2. QUARTER ENDING JULY 31, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the ten quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the two quarters ending July 31, 2003.

     3. QUARTER ENDING OCTOBER 31, 2003. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the nine quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the three quarters ending October 31, 2003.

     4. QUARTER ENDING JANUARY 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the eight quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the four quarters ending January 31, 2004.

     5. QUARTER ENDING APRIL 30, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the seven quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the five quarters ending April 30, 2004.

     6. QUARTER ENDING JULY 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the six quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the six quarters ending July 31, 2004.

     7. QUARTER ENDING OCTOBER 31, 2004. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the five quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the seven quarters ending October 31, 2004.

     8. QUARTER ENDING JANUARY 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the four quarters ending January 31, 2003, with that of the Russell 2500 Growth Index for the eight quarters ending January 31, 2005.

     9. QUARTER ENDING APRIL 30, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the three quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the nine quarters ending April 30, 2005.

     10. QUARTER ENDING JULY 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the two quarters ended January 31, 2003, with that of the Russell 2500 Growth Index for the ten quarters ending July 31, 2005.

     11.QUARTER ENDING OCTOBER 31, 2005. The adjustment will be determined by linking the investment performance of the Russell 2000 Growth Index for the one quarter ended January 31, 2003, with that of the Russell 2500 Growth Index for the eleven quarters ending October 31, 2005.

     12.QUARTER ENDING JANUARY 31, 2006. The benchmark transition is complete.

     The investment performance of the GMO Portfolio for any period, expressed as a percentage of the "GMO Portfolio unit value" at the beginning of such period will be the sum of: (i) the change in the GMO Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the GMO Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the GMO Portfolio.

     The GMO Portfolio unit value is determined by dividing the total net assets of the GMO Portfolio by a given number of units. As assets are added to or withdrawn from the GMO Portfolio, the number of units of the GMO Portfolio is adjusted based on the unit value of the GMO Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the GMO Portfolio shall neither be included in the total net assets of the GMO Portfolio nor included in the computation of the GMO portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of:
(i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     During the period April 3, 2000, through October 31, 2000, and the fiscal years ended October 31, 2001 and 2002, the Fund incurred the following advisory fees owed to GMO:

                                                        2000        2001         2002
                                                      ----------- ----------- ----------
Basic Fee. . . . . . . . . . . .                      $528,000    $1,381,000  $1,850,000
Increase/(Decrease) for Performance Adjustment               0      200,000      567,000
                                                      ------------------------------------
Total                                                 $528,000    $1,581,000  $2,417,000



THE VANGUARD GROUP, INC.

Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to 16% (as of October 31, 2002) of Vanguard Explorer Fund's assets. Vanguard's Quantitative Equity Group is supervised by the officers of the funds.
     For the fiscal years ended October 31, 2000, 2001. and 2002, the Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $138,000, $175,000, and $443,000, respectively.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements with Wellington Management, Granahan, Chartwell, GMO, and Vanguard are renewable for successive one year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the board of trustees of the Fund on 60 days' written notice to an adviser, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by an adviser upon 90 days' written notice to the Fund.


BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

The Fund's board of trustees oversees the Fund's management and performance on a regular basis. For the Fund, the board determines annually whether to approve and renew the Fund's investment advisory arrangements, and whether the Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of each adviser's performance. In addition, the investment advisers provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisers of the Fund, and the internalized management of the Fund. The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.
     When considering whether to renew an investment advisory contract, or continue the internalized management structure of, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the adviser and the fair-market value of the services provided. The board reviews and considers the extent to which the adviser has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant, and the adviser's control of the investment expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.
     For the Fund, the board also takes into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of the Fund increases, and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

     The board also reviews the investment performance of the Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following tables reflect a sample of the most recent data for the Fund:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      ADVISORY FEES
                                                                                                                    EXPRESSED AS AN
                                                                                                                   ANNUAL EFFECTIVE
                                                  AVERAGE ANNUAL RETURN (BEFORE TAXES)FOR                               RATE OF THE
                                                       PERIOD ENDED  JULY 31, 2002                                   FUND'S AVERAGE
                                              1 YEAR               5 YEARS         10 YEARS    EXPENSE RATIO             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
EXPLORER FUND INVESTOR SHARES*               -13.93%                 2.69%            9.17%            0.70%                    .20%
Average Small-Cap Growth Fund**              -20.04%                -0.63%            9.46%            1.65%                   0.78%
Russell 2000 Growth Index                    -21.57%                -7.45%            3.58%             NONE                    NONE
Russell 2500 Growth Index                    -20.64%                -4.01%            6.07%             NONE                    NONE
*Information  about  the  Explorer  Fund's  Admiral  Share  class  may be  found elsewhere in this Statement of Additional Information.
**Data provided by Lipper Inc.


     Based upon its most recent evaluation of the Fund's investment staff, the portfolio management process, the short- and long-term performance results, the current advisory arrangements for the Fund, and the at-cost internalized management arrangements for the Fund, the board determined that it would be in the best interests of the Fund's shareholders to renew the investment advisory agreements for the Fund, and continue the internalized management arrangements for the Fund.
     The primary reasons underlying the board's determination to renew the Fund's advisory agreements were as follows:


WELLINGTON MANAGEMENT COMPANY, LLP:

- The board determined that the performance results for the portion of the Fund managed by Wellington Management were reasonable as compared with relevant performance standards, including the performance results of: (a) the Russell 2000 Growth Index; (b) the average small-cap growth fund (derived from data provided by Lipper Inc.); and (c) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the adviser's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


GRANAHAN INVESTMENT MANAGEMENT, INC.:

- The board determined that the performance results for the portion of the Fund managed by Granahan were reasonable as compared with relevant performance standards, including the performance results of: (a) the Russell 2000 Growth Index; (b) the average small-cap growth fund (derived from data provided by Lipper Inc.); and (c) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the adviser's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Granahan.


CHARTWELL INVESTMENT PARTNERS:

- The board determined that the performance results for the portion of the Fund managed by Chartwell were reasonable as compared with relevant performance standards, including the performance results of: (a) the Russell 2000 Growth Index; (b) the average small-cap growth fund (derived from data provided by Lipper Inc.); and (c) other appropriate market indexes.

- The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

- The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the adviser's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Chartwell.


GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC:


- The board determined that the performance results for the portion of the Fund managed by GMO were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 2000 Growth Index; (2) the average small-cap growth fund (derived from data provided by Lipper, Inc.); and (3) other appropriate market indexes.
- The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the adviser's investment staff and fund management process, and reviewed the composition and overall performance of the Fund. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with GMO.



THE VANGUARD GROUP, INC.

When the board considers whether Vanguard should continue providing internalized investment management services at cost to the Fund, the board takes into account numerous factors, including:

-    The nature, extent and quality of the services provided.
-    The investment performance of the Fund's assets managed by Vanguard.
-    The fair market value of the services provided.
- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.
- Control of the operating expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements for the Fund, the board determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

     Vanguard has adopted specific policies regarding each adviser's selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.

                             PORTFOLIO TRANSACTIONS

The advisers are authorized (with the approval of the Fund's board of trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.
     In placing portfolio transactions, the advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the advisers. The advisers consider such information useful in the performance of their obligations under the agreements but are unable to determine the amount by which such services may reduce their expenses.
     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the advisers may cause the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisers to the Fund and the other funds in the Group.
     Currently, it is the Fund's policy that the advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the advisers and/or the Fund. However, the advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

  During the fiscal years ended October 31, 2000, 2001, and 2002, the Fund paid $5,747,752, $7,301,381, and $4,466,430 in brokerage commissions, respectively.

     Some securities that are considered for investment by the Fund may also be appropriate for other Vanguard funds or for other clients served by the advisers. If such securities that are compatible with the investment policies of the Fund and one or more of an adviser's other clients and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements as of and for the year ended October 31, 2002, including the financial highlights for each of the five years in the period ended October 31, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                              COMPARATIVE INDEXES

Each of the investment company members of the Group, including Vanguard Explorer Fund, may from time to time use one or more of the following unmanaged indexes for comparative performance purposes:


ASSET ALLOCATION COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 65% Standard & Poor's 500 Index and 35% Lehman Long Treasury Index.

AVERAGE 1-5 YEAR GOVERNMENT FUND---An industry benchmark that includes funds with U.S. Treasury and agency obligations with similar investment objectives and policies and maturities of 1 to 5 years, as measured by Lipper Inc.

AVERAGE 1-5 YEAR INVESTMENT-GRADE FUND---An industry benchmark of average 1-5 year investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE 1-5 YEAR MUNICIPAL FUND--An industry benchmark that includes funds with investment-grade tax-exempt bonds that are issued by state and local governments with similar investment objectives and policies and have maturities of 1 to 5 years, as measured by Lipper Inc.

AVERAGE 1-2 YEAR MUNICIPAL FUND---An industry benchmark of average adjustable short municipal funds with similar investment objectives and policies as measured by Lipper Inc.

AVERAGE  ADJUSTED SHORT MUNICIPAL DEBT FUND---An  industry  benchmark of average
adjustable  short  municipal  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.

AVERAGE BALANCED FUND---An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.


AVERAGE CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUND---An industry benchmark that
includes   intermediate-term   California  municipal  bond  funds  with  similar
investment objectives and policies, as measured by Lipper Inc.

AVERAGE CALIFORNIA INSURED MUNICIPAL DEBT FUND---An industry benchmark of average California municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average California tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.


AVERAGE CONVERTIBLE SECURITIES FUND---An industry benchmark of funds with convertible securities rated B or better by Standard & Poor's, with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE CORPORATE A-RATED FUND---An industry benchmark of average corporate A-rated funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE EMERGING MARKETS FUND---An industry benchmark of average emerging markets funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE EQUITY INCOME FUND---An industry benchmark of average equity income funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE EUROPEAN REGION FUND---An industry benchmark of average European region funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE FLORIDA INSURED MUNICIPAL DEBT FUND---An industry benchmark of average Florida municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE FLEXIBLE FUND---An industry benchmark of average flexible funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GENERAL GOVERNMENT FUND---An industry benchmark of average general government funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GENERAL MUNICIPAL FUND---An industry benchmark of average general municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GENERAL TREASURY FUND---An industry benchmark of average general treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GLOBAL FUND---An industry benchmark of average global funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GNMA FUND---An industry benchmark that includes funds of mortgage-backed pass-through securities of the Government National Mortgage Association, with similar investment objectives and policies; these securities are based on pools of 15- and 30-year fixed-rate home mortgages, as measured by Lipper Inc.

AVERAGE GOLD-ORIENTED FUND---An industry benchmark of funds that track the performance of companies around the world, with similar investment objectives and policies, that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals, as measured by Lipper Inc.

AVERAGE   GOVERNMENT  MONEY  MARKET  FUND---An  industry  benchmark  of  average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE HEALTH/BIOTECHNOLOGY FUND---An industry benchmark of funds that track the stocks of the health care companies within the S&P 500 Index, as measured by Lipper Inc.

AVERAGE HIGH-CURRENT-YIELD FUND---An industry benchmark of average high current yield funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE HIGH YIELD MUNICIPAL FUND---An industry benchmark of average high-yield municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE INCOME FUND---An industry benchmark of average income funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE  INSTITUTIONAL  MONEY  MARKET  FUND---An  industry  benchmark of average
institutional  money  market  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.

AVERAGE INSURED MUNICIPAL FUND---An industry benchmark of average insured municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   INTERMEDIATE   GOVERNMENT  FUND---An  industry  benchmark  of  average
intermediate government funds with similar investment objectives and policies, as measured by Lipper Inc.


AVERAGE INTERMEDIATE INVESTMENT-GRADE FUND---An industry benchmark of average intermediate investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   INTERMEDIATE   MUNICIPAL   FUND---An  industry  benchmark  of  average
intermediate municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   INTERMEDIATE   TREASURY   FUND---An   industry  benchmark  of  average
intermediate treasury funds with similar investment objectives and policies, as measured by Lipper Inc.


AVERAGE INTERNATIONAL FUND---An industry benchmark of average international funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE JAPAN/PACIFIC REGION FUND---An industry benchmark of average pacific region funds with similar investment objectives and policies as measured by Lipper Inc.

AVERAGE LARGE-CAP CORE FUND---An industry benchmark of average large-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE LARGE-CAP GROWTH FUND---An industry benchmark of average large-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE LARGE-CAP VALUE FUND---An industry benchmark of average large-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MASSACHUSETTS MUNICIPAL DEBT FUND---An industry benchmark of average Massachusetts municipal debt funds with similar investment objectives and policies, as measured by Lipper Inc.

 AVERAGE MID-CAP CORE FUND---An industry benchmark of average mid-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MID-CAP VALUE FUND---An industry benchmark of average mid-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MONEY MARKET FUND---An industry benchmark of average money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MULTI-CAP CORE FUND---An industry benchmark of average multi-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MULTI-CAP GROWTH FUND---An industry benchmark of average multi-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MULTI-CAP VALUE FUND---An industry benchmark of average multi-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NATURAL RESOURCES FUND---An industry benchmark of average natural resources funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW JERSEY MUNICIPAL DEBT FUND---An industry benchmark of average New Jersey municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW JERSEY TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average New Jersey tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW YORK INSURED MUNICIPAL DEBT FUND---An industry benchmark of average New York municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW YORK TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average New York tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE OHIO MUNICIPAL DEBT FUND---An industry benchmark of average Ohio municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE OHIO TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average Ohio tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE PENNSYLVANIA MUNICIPAL DEBT FUND---An industry benchmark of average Pennsylvania municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average Pennsylvania tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE PACIFIC REGION FUND---An industry benchmark of average pacific region funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE REAL ESTATE FUND---An industry benchmark of average real estate funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SHORT TREASURY FUND---An industry benchmark of average short treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SMALL-CAP CORE FUND---An industry benchmark of average small-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SMALL-CAP GROWTH FUND---An industry benchmark of average small-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SMALL-CAP VALUE FUND---An industry benchmark of average small-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   TAX-EXEMPT  MONEY  MARKET  FUND---An  industry  benchmark  of  average tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE U.S. TREASURY MONEY MARKET FUND---An industry benchmark of average U.S. treasury money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE UTILITY FUND---An industry benchmark of average utility funds with similar investment objectives and policies, as measured by Lipper Inc.

BALANCED COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and 40% Lehman Brothers Aggregate Bond Index.

CALVERT SOCIAL INDEX--A socially screened index of large- and mid-capitalization U.S. stocks that is provided by the Calvert Group of Bethesda, Maryland.

CONSERVATIVE GROWTH COMPOSITE AVERAGE---A composite fund average weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.

CONSERVATIVE GROWTH COMPOSITE INDEX---Made up of four unmanaged benchmarks, weighted 40% Lehman Brothers Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon Smith Barney 3-Month Treasury Index, and 5% Morgan Stanley Capital International Europe Australasia Far East Index.

CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX---An industry benchmark that includes convertible securities rated B or better by Standard & Poor's.

GROWTH COMPOSITE AVERAGE---A composite fund average weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund. Derived from data provided by Lipper Inc.


GROWTH COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 65% Wilshire 5000 Index, 20% Lehman Brothers Aggregate Bond Index, and 15% MSCI EAFE Index.

GROWTH FUND STOCK INDEX---Tracks the performance of the average common stock holdings of the 50 largest growth-oriented mutual funds.

IMONEYNET MONEY FUND REPORT'S AVERAGE 100% TREASURY FUND---Contains weekly summary asset, yield, average maturity and portfolio holdings data for the industry benchmark Money Fund Report Averages.

INCOME COMPOSITE AVERAGE---A composite fund average weighted 60% averaged fixed income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc.

INCOME COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 60% Lehman Brothers Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon Smith Barney 3-Month Treasury Index.

LEHMAN BROTHERS 1-5 YEAR GOVERNMENT/CREDIT BOND INDEX---Includes U.S. Treasury and agency obligations, as well as investment-grade (rated Baa3 or above by Moody's) corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.

LEHMAN BROTHERS 1-5 YEAR U.S. CREDIT INDEX---Includes investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 1 to 5 years.

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX---Includes U.S. Treasury and agency obligations with maturities of 1 to 5 years.

LEHMAN BROTHERS 1-5 YEAR U.S. TREASURY BOND INDEX---Includes U.S. Treasury obligations with maturities of 1 to 5 years.

LEHMAN  BROTHERS  3  YEAR  MUNICIPAL  BOND   INDEX---Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 2 to 4 years.

LEHMAN BROTHERS 5-10 YEAR GOVERNMENT/CREDIT BOND INDEX---Includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 5 to 10 years.

LEHMAN  BROTHERS  5-10  YEAR  U.S.  CREDIT   INDEX---Includes   investment-grade
corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 5 to 10 years.

LEHMAN BROTHERS 5-10 YEAR U.S. TREASURY BOND INDEX---Includes U.S. Treasury obligations with maturities of 5 to 10 years.

LEHMAN  BROTHERS  7  YEAR  MUNICIPAL  BOND   INDEX---Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 6 to 8 years.

LEHMAN  BROTHERS  10  YEAR  MUNICIPAL  BOND  INDEX---Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 8 to 12 years.

LEHMAN BROTHERS AGGREGATE BOND INDEX---The broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody's) and maturities of 1 year or more.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX---Includes high-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with a broad range of maturities.

LEHMAN  BROTHERS  GNMA  BOND   INDEX---Includes   mortgage-backed   pass-through
securities of the Government National Mortgage Association; these securities are based on pools of 15- and 30-year fixed-rate home mortgages.

LEHMAN BROTHERS HIGH YIELD BOND INDEX---Includes mainly corporate bonds with credit ratings at or below Ba1 (Moody's) or BB+ (Standard & Poor's); these issues are considered below-investment-grade.

LEHMAN BROTHERS LONG CREDIT A OR BETTER BOND INDEX---Includes top-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with maturities of 10 years or more.

LEHMAN BROTHERS LONG GOVERNMENT/CREDIT BOND INDEX---Includes U.S. Treasury and agency obligations, as well as investment-grade corporate bonds and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 10 years or more.

LEHMAN  BROTHERS  LONG  U.S.  TREASURY  BOND   INDEX---Includes   U.S.  Treasury
obligations with maturities of 10 years or more.

LEHMAN BROTHERS MUNICIPAL BOND INDEX---Includes most investment-grade tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments in the United States.

LEHMAN   BROTHERS   U.S.   TREASURY   INFLATION   NOTES   INDEX---Includes   the
inflation-indexed securities within the Lehman Treasury Index, which represents U.S. Treasury obligations with maturities of more than 1 year.

MODERATE GROWTH COMPOSITE AVERAGE---A composite fund average weighted 50% average general equity fund, 40% averaged fixed income fund, and 10% average international fund. Derived from data provided by Lipper Inc.

MODERATE GROWTH COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index.

MORGAN   STANLEY   CAPITAL   INTERNATIONAL   (MSCI)  ALL  COUNTRY   WORLD  INDEX
FREE---Tracks stock markets in countries included in the MSCI EAFE Index plus the United States, Canada, and a number of emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX FREE EX USA---Includes both developed markets (minus the United States) and emerging markets from aroung the globe. Tracking stock markets in 48 nations, it is a good representation of the overall international equity market.

MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX---Free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of April 2002 the index consisted of 26 emerging market country indices.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX---Tracks stocks in more than 15 developed European markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,  AUSTRALASIA,  FAR EAST INDEX (MSCI
EAFE)---Tracks more than 1,000 stocks from more than 20 developed markets in Europe, Australia , Asia, and the Pacific region.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST GROWTH INDEX---Measures the performance of those stocks within the MSCI EAFE Index that have higher price/book ratios.

MORGAN  STANLEY  CAPITAL  INTERNATIONAL   PACIFIC   INDEX---Tracks  stocks  from
developed Pacific Rim markets.

MORGAN STANELY REAL ESTATE INVESTMENT TRUST (REIT) INDEX---Tracks more than 1,000 real estate investment trusts that meet size and liquidity criteria specified by Morgan Stanley.

RUSSELL 1000 INDEX---Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX---Measures the performance of those Russell 1000 Index companies with higher price/book ratios and higher predicted growth rates.

RUSSELL 1000 VALUE INDEX---Measures the performance of those Russell 1000 Index companies with lower price/book ratios and lower predicted growth rates.

RUSSELL 2500 INDEX---Measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

RUSSELL 2500 GROWTH INDEX---Measures the performance of those Russell 2,500 Index companies with higher price/book ratios and higher predicted growth rates.

RUSSELL 2000 INDEX---Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2000 GROWTH INDEX---Measures the performance of those Russell 2000 Index companies with higher price/book ratios and higher predicted growth rates.

RUSSELL 2800 INDEX---Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the largest 200.

RUSSELL 3000 GROWTH INDEX---Measures the performance of those Russell 3000 Index companies with higher price/book ratios and higher predicted growth rates.

RUSSELL  3000  INDEX---Measures  the  performance  of  the  3,000  largest  U.S.
companies.

RUSSELL 3000 VALUE INDEX---Measures the performance of those Russell 3000 companies with lower price/book ratios and lower predicted growth rates.

RUSSELL MIDCAP GROWTH INDEX---Measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.

RUSSELL MIDCAP INDEX---Measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP VALUE INDEX---Measures the performance of those Russell Midcap Index companies with lower price/book ratios and lower predicted growth rates.

SALOMON SMITH BARNEY 3-MONTH U.S. TREASURY BILL INDEX---Tracks the performance of short-term U.S. government debt instruments.

SALOMON SMITH BARNEY BROAD MARKET INDEX---Tracks the performance of the U.S. broad market.

SALOMON SMITH BARNEY EXTENDED MARKET EUROPE AND PACIFIC (EM EPAC) INDEX---Measures the performance of the smallest companies from the 23 European and Pacific countries represented in the Salomon Smith Barney Broad Market Index. The EM EPAC Index represents the bottom 20% of the total market capital of each country.

SALOMON SMITH BARNEY WORLD EQUITY GOLD INDEX---Tracks the performance of companies around the world that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals.

SELECT EMERGING MARKETS FREE INDEX---This composite includes stocks that can be bought free of restrictions in 15 emerging markets of Europe, Asia, Africa, and Latin America (95%), and a cash component (5%) based on the Average Money Market Fund. This index is administered by MSCI exclusively for Vanguard.

STANDARD & POOR'S (S&P) 500 INDEX---A widely used barometer of U.S. stock market performance; as a market-weighted index of leading companies in leading industries, it is dominated by large-capitalization companies.

STANDARD & POOR'S 500/BARRA GROWTH  INDEX---Includes those stocks of the S&P 500
Index  that  have  higher  price/book  ratios;   these  stocks  generally  offer
lower-than-average dividend yields.

STANDARD & POOR'S 500/BARRA VALUE INDEX---Includes those stocks of the S&P 500 Index that have lower price/ book ratios; these stocks generally offer higher-than-average dividend yields.

STANDARD & POOR'S ENERGY SECTOR INDEX---Tracks the stocks of the energy-related companies within the S&P 500 Index.

STANDARD & POOR'S HEALTH SECTOR INDEX---Tracks the stocks of the health care companies within the S&P 500 Index.

STANDARD  &  POOR'S  INTEGRATED   TELECOMMUNICATION   SERVICES  INDEX---Includes
Telecommunications Services industry group (Alternative Carriers and Integrated Telecommunication Equipment) and Wireless Telecommunications Services.

STANDARD & POOR'S MIDCAP 400/BARRA GROWTH INDEX---Includes those stocks of the S&P MidCap 400 Index that have above average price/earnings and price/book ratios.

STANDARD & POOR'S MIDCAP 400 INDEX---Includes stocks of 400 medium-sized U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P 500 Index.

STANDARD   &   POOR'S    SMALLCAP   600    INDEX---Includes    stocks   of   600
small-capitalization U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P MidCap 400 Index.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX---Includes those stocks of the S&P SmallCap 600 Index that have higher price/book ratios.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX---Includes those stocks of the S&P SmallCap 600 Index that have lower price/book ratios.

STANDARD & POOR'S UTILITIES INDEX---Includes the following industries: Electric Utilities; Gas Utilities; Multi-Utilities, and Water Utilities.

STAR COMPOSITE AVERAGE---An industry benchmark average similarly weighted using the average general equity fund, average fixed income fund, and average money market fund, as measured by Lipper Inc.

STAR COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 62.5% Wilshire 5000 Index, 25% Lehman Brothers Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index.

TARGET REIT COMPOSITE---Consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

TAX-MANAGED BALANCED COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 50% Russell 1000 Index and 50% Lehman Brothers 7 Year Municipal Bond Index.

TOTAL INTERNATIONAL COMPOSITE INDEX---Consists of the MSCI Europe Index plus the MSCI Pacific Index, and the Select Emerging Markets Free Index.

UTILITIES COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index.

WELLESLEY COMPOSITE INDEX---Made up of four unmanaged benchmarks, weighted 65% Lehman Brothers Credit A or Better Index, 26% S&P 500/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.

WELLINGTON COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 65% S&P 500 Index and 35% Lehman Brothers Credit A or Better Index.

WILSHIRE 4500 COMPLETION INDEX---Measures the performance of virtually all U.S. mid- and small-capitalization stocks. The index is constructed by removing the S&P 500 Index stocks from the Wilshire 5000 Index.

WILSHIRE 5000 TOTAL MARKET INDEX---The broadest measure of the U.S. stock market; tracks all stocks publicly traded in the United States for which daily pricing is available.

                                                                   SAI024 012003


                                      B-48